                                                                     EXHIBIT 4.1
[NOT MORE THAN 100,000 SHARES]

        --------------                                      ------
            NUMBER                                          SHARES
        CB
       ---------------                                      ------
                         SOUTHERN MINERAL CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                      CUSIP 843367 30 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

---------------------------------------------------------------------
THIS CERTIFIES that


is the owner of
---------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                           ONE CENT ($.01) EACH, OF

====================SOUTHERN MINERAL CORPORATION=====================

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its corporate seal to be hereunto affixed.

Dated

   /s/ Michael E. Luttrell                     /s/ Steven H. Mikel
-----------------------------           ----------------------------------
VICE PRESIDENT-FINANCE AND              PRESIDENT, CHIEF EXECUTIVE OFFICER
CHIEF FINANCIAL OFFICER                 AND SECRETARY


           [SOUTHERN MINERAL CORPORATION COPORATE SEAL APPEARS HERE]


COUNTERSIGNED AND REGISTERED:  AMERICAN STOCK TRANSFER & TRUST COMPANY
                               TRANSFER AGENT & REGISTRAR


                               BY: --------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

        TEN COM -- as tenants in common                                  UNIF GIFT MIN ACT -- _____________ Custodian ____________
        TEN ENT -- as tenants by the entireties                                                   (Cust)                (Minor)
        JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
                   survivorship and not as tenants                                            Act__________________________________
                   in common                                                                                (State)

                             Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

------------------------------------------------------------------------------------------------------------------------------------
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------- Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________________________

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW

                                                             X____________________________________________________________________
                                                                                            (SIGNATURE)

                                                             X____________________________________________________________________
                                                                                            (SIGNATURE)

                                                             ______________________________________________________________________
                                                             ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                             AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                             WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                             THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                             INSTITUTION SUCH AS A SECURITIES BROKER/DEALER. COMMERCIAL BANK & TRUST
                                                             COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING
                                                             IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER
                                                             ASSOCIATION. INC.
